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                                                                      EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation of our report dated February 1, 1996 included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-64712, 33-52993 and 33-00583.



                                                             ARTHUR ANDERSEN LLP


Houston, Texas
February 9, 1996